35th Annual J.P. Morgan Healthcare Conference John Chiminski Chairman & CEO January 9, 2017

1 Forward Looking Statements This presentation contains both historical and forward-looking statements. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of statements that include phrases such as “believe,” “expect,” “anticipate”, “intend”, “estimate”, “plan”, “project”, “foresee”, “likely”, “may”, “will”, “would” or other words or phrases with similar meanings. Similarly, statements that describe our objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: general industry conditions and competition; product or other liability risk inherent in the design, development, manufacture and marketing of our offerings; inability to enhance our existing or introduce new technology or services in a timely manner; economic conditions, such as interest rate and currency exchange rate fluctuations; technological advances and patents attained by competitors; and our substantial debt and debt service requirements that restrict our operating and financial flexibility and impose significant interest and financial costs; or difficulty in integrating acquisitions into our existing business, thereby reducing or eliminating the anticipated benefits of the acquisition. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 filed with the Securities and Exchange Commission. All forward-looking statements in this presentation speak only as of the date of this presentation or as of the date they are made, and we do not undertake to update any forward-looking statement as a result of new information or future events or developments unless and to the extent required by law. Jan 2017 (C) Catalent Inc. 2017 All rights reserved Non-GAAP Financial Measures Management measures operating performance based on consolidated earnings from continuing operations before interest expense, expense/ (benefit) for income taxes and depreciation and amortization and is adjusted for the income or loss attributable to non- controlling interest (“EBITDA from continuing operations”). EBITDA from continuing operations is not defined under U.S. GAAP and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP and is subject to important limitations. Management believes these non-GAAP financial measures provide useful supplemental information for its investors’ evaluation of the Company’s business performance and are useful for period-over-period comparisons of the performance of the Company’s business.

2 Non-GAAP Financial Measures (cont.) We believe that the presentation of EBITDA from continuing operations enhances an investor’s understanding of our financial performance. We believe this measure is a useful financial metric to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business and we use this measure for business planning purposes. In addition, given the significant investments that we have made in the past in property, plant and equipment, depreciation and amortization expenses represent a meaningful portion of our cost structure. We believe that EBITDA from continuing operations will provide investors with a useful tool for assessing the comparability between periods of our ability to generate cash from operations sufficient to pay taxes, service debt and undertake capital expenditures because it eliminates depreciation and amortization. We present EBITDA from continuing operations in order to provide supplemental information that we consider relevant for the readers of our financial statements, and such information is not meant to replace or supersede U.S. GAAP measures. Our definition of EBITDA from continuing operations may differ from similarly titled measures used by other companies. As changes in exchange rates are an important factor in understanding period-to-period comparisons, we believe the presentation of results on a constant currency basis in addition to reported results helps improve investors’ ability to understand our operating results and evaluate our performance in comparison to prior periods. Constant currency information compares results between periods, as if exchange rates had remained constant period-over-period. We use results on a constant currency basis as one measure to evaluate our performance. We calculate constant currency by calculating current-year results using prior-year foreign currency exchange rates. We generally refer to such amounts calculated on a constant currency basis as excluding the impact of foreign exchange translation. These results should be considered in addition to, not as a substitute for, results reported in accordance with GAAP. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies. In addition, the Company evaluates the performance of its segments based on segment earnings before non-controlling interest, other (income) expense, impairments, restructuring costs, interest expense, income tax (benefit)/expense, and depreciation and amortization (“Segment EBITDA”). Under our credit agreement, our ability to engage in certain activities such as incurring certain additional indebtedness, making certain investments and paying certain dividends is tied to ratios based on Adjusted EBITDA (which is defined as “Consolidated EBITDA” in the credit agreement). Adjusted EBITDA is based on the definitions in the our credit agreement, is not defined under U.S. GAAP, and is subject to important limitations. We have included the calculations of Adjusted EBITDA for the periods presented. Adjusted EBITDA is the covenant compliance measure used in certain covenants under our credit agreement, particularly those governing debt incurrence and restricted payments. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non- cash reconciling items that would be difficult to predict with reasonable accuracy. For example, equity compensation expense would be difficult to estimate because it depends on the company’s future hiring and retention needs, as well as the future fair market value of the company’s common stock, all of which are difficult to predict and subject to constant change. It is equally difficult to anticipate the need for or magnitude of a presently unforeseen one-time restructuring expense or the values of end-of-period foreign currency exchange rates. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company’s outlook. Jan 2017 (C) Catalent Inc. 2017 All rights reserved

Jan 2017 (C) Catalent Inc. 2017 All rights reserved 3 Every year we reliably supply: ? 70 billion+ doses of 7,000 products ? 1 in every 20 doses taken globally – Rx and consumer ? 1,000+ customers in 80+ countries ? 165+ new product launches Working to be the world’s most trusted, reliable and innovative drug dev’t and delivery partner, operating with a Patient First mindset! Catalent is the leading global provider of advanced dosage delivery technologies and drug development solutions

4 Catalent’s Business Segments Softgel Technologies Drug Delivery Solutions Clinical Supply Services Sales1 $308M EBITDA2 $53M EBITDA Margin 17% Sales1 $806M EBITDA2 $215M EBITDA Margin 27% Sales1 $775M EBITDA2 $164M EBITDA Margin 21% Soft capsules for the pharmaceutical and consumer health markets Complex dosage forms and development solutions for drugs and biologics Product supply solutions for global clinical trials of drugs and biologics Note: All amounts reflect results for Catalent’s fiscal year ended of June 30, 2016 . Dollar amounts are in millions of U.S. dollars. Segment results exclude corporate and unallocated costs. OptiShell™Vegicaps®Liqui-Gels® (1) Segment revenues include $40.8M of inter-segment revenue (2) See Appendix for reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure #1 Rx #1 overall #1 complex oral dose #1 inhalation #1 complex BFS #2 clinical trial supply Jan 2017 (C) Catalent Inc. 2017 All rights reserved

Market Trends Accelerating Future CDMO Demand

End-market demand is *strengthening*

+2% 2011-'16 CAGR → **+6%** 2016-'21 forecast CAGR

All sectors forecast to grow faster vs last five years

Key growth drivers:

- Biologics +9%, up 1%
- Consumer +4%, up 6%
- VC/small cap +13%, up 11%

Stronger, more diverse growth – sectors, regions

R&D pipelines up 50% over last five years

8,441 programs in 2011 → **12,489** programs in 2016

More than half of R&D spend now preclin, first in a decade

Key growth drivers:

- Biologics 40%/+11% CAGR
- Small mol. 60%/+7% CAGR
- VC/small cap ~75%

Growth in all molecule types for all company types

Finished Dose Form outsourcing growing

+7% o/s FDF 2011-'16 CAGR → **+10%** o/s FDF 2016-'20 CAGR

~30% volume outsourced today, ~40% by 2020

- High formulation complexity
- Greater VC/small cap share
- Large co's – cost pressures, surges in demand

R&D, manufacturing share outsourced expanding

Sources: EvaluatePharma, Pharmaprojects, Frost & Sullivan

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Branded Drugs 40% Generics 12% Biologics 13% OTC 13% VMS / Other 22% Jan 2017 6 Diverse Revenue Base (C) Catalent Inc. 2017 All rights reserved US 45% Europe 39% RoW 16% Geography Product Type Products Top 20 25% All Other 75% Top product <3% of sales Consistent with the industry 50%+ not exposed to patent cliffs

Top 20 25% All Other 75% 7 Extensive Customer Relationships Spanning Full Breadth of Industry (C) Catalent Inc. 2017 All rights reserved 87 of top 100 drug marketers 22 of top 25 generics companies 24 of top 25 biologics companies 21 of top 25 consumer health companies Top customer <10% of total sales 1,000+ customers in 80+ countries Jan 2017

Jan 2017 8 Our Follow the Molecule Strategy Drives Long-Duration, Predictable Revenues Catalent’s technologies and Follow the Molecule™ approach yield long-duration revenues with strong customer retention ● Included in customers’ regulatory filings ● 1,100+ patents/applications, 125+ families ● Extensive dev’t and manufacturing know- how from > 1,000 past launches ● Contracting excellence: 65%+ of long-cycle revenues covered by long-term contracts ● Follow the molecule approach provides multiple entry points with multiple parties throughout a molecule’s life (C) Catalent Inc. 2017 All rights reserved

Our Patient First Operating Model Sustains Operational, Compliance Excellence We operate with a Patient First mindset, focused on primacy of patient safety, impact and outcomes World-class manufacturing & supply network with significant global scale ● Rigorous cGMP, EHS, operational and security controls in place ● 70 billion+ doses to ~1,000 customers in 80+ countries Uncompromising quality systems based on industry- leading regulatory expertise ● 1,100+ employees focused on quality assurance and regulatory ● 49 regulatory audits in FY’16; 250+ over past 5 years ● 400+ customer and internal audits annually Jan 2017 (C) Catalent Inc. 2017 All rights reserved 9 97%+ on time delivery 450+ audits annually

Jan 2017 10 Our Fast-Growing Biologics Business Serves Critical Industry Needs (C) Catalent Inc. 2017 All rights reserved Proven GPEx® cell-line technology • Extensive early-stage access – 600+ to date • Two GPEx-based NBEs in Phase III • 7 GPEx biosimilars launched, many more in dev’t Strong demand for biomanufacturing • Single-use bioreactor based Madison, WI facility • Revenues tripled; new $34M investment ? 3rd Train • Diversified base – antibodies, recombinant, mRNA Expanding biologics analytical services ($500M mkt) Next-generation SMARTag® antibody-drug conjugation ramping and meeting milestones • 12+ agreements to date • Out-licensed CD22 SMARTag-based compound

Investing for Growth

Increased Capacity

- Biomanufacturing in Madison, WI
- Controlled Release in Winchester, KY
- Inhalation (MDI) build-out in RTP, NC




Innovative Technologies

- 1st approvals of new tech: ADVASEPT®, OptiShell™
- Creation of OptiForm® Solutions Suite
- Introduction of Fastchain™ clinical supply solutions




M&A

- Micron Technologies
- Redwood Biosciences SMARTag®
- Pharmatek Laboratories
- Accucaps (expected to close 2H FY'17)




Creating value for customers, patients, and shareholders

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Our Revenue Model Delivers Sustainable Growth Jan 2017 (C) Catalent Inc. 2017 All rights reserved 12 Supplement organic growth with acquisitions Inorganic grow th C linical S upply S ervices S oftgel Technologies Drug Deli very Solution s Sales order backlog reflects near-term growth potential New product launches and development revenue drives growth; ~625 products in development Stable base of diversified long-cycle revenues from 7,000+ currently approved products

13 Strong Historical Financial Performance Net Revenue ($M) Adjusted EBITDA ($M) See Appendix for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure $1,399 $1,848 $1,920 - $1,995 FY’09 FY’16 FY’17 Guidance $274 $401 $430 - $455 FY’09 FY’16 FY’17 Guidance Revenue and Adj. EBITDA CAGRs negatively impacted by FX translation and temporary suspension of Beinheim facility in FY’16 4% - 8% Growth 7% - 13% Growth 7% @ const. FX 8% @ const. FX Jan 2017 (C) Catalent Inc. 2017 All rights reserved

Jan 2017 14 Recent Developments (C) Catalent Inc. 2017 All rights reserved Operational highlights ‒ Announced that Triphase Accelerator obtained worldwide rights to an oncology treatment developed using Catalent's proprietary SMARTag® technology ‒ Reached an agreement with Moderna Therapeutics to support near-term GMP efforts for Phase 1/2 clinical studies for its personalized cancer vaccines ‒ OPKO Health's RAYALDEE® has launched using our proprietary OptiShell™ technology Inorganic activity ‒ Acquired Pharmatek Laboratories, a specialist in drug development and clinical manufacturing; adds extensive formulation and development capabilities ‒ Agreed to acquire Accucaps, a developer and manufacturer of Over-the-Counter (OTC) and pharmaceutical softgels Capital structure enhancements ‒ Issued €380M, 8-year, 4.75% notes; proceeds used to fund acquisitions and pay down debt ‒ Re-priced Term Loan: 50 bps reduction in USD tranche, 75 bps reduction in EUR tranche

Jan 2017 15 Capitalization and Allocation (C) Catalent Inc. 2017 All rights reserved Capital allocation priorities: • Capex to drive organic growth • M&A to supplement organic growth • Share repurchase • Debt reduction Improving free cash flow generation expected in FY’17: ~60%-70% of Adj. Net Income Deleveraging of ~.75x per year through EBITDA growth

Organic Revenue Growth • 4 – 6% CAGR Organic Adj. EBITDA Growth • 6 – 8% CAGR Leverage • Long-term target of 3.5x • Ability to increase for acquisitions 16 Strategic plans targeting long-term growth (1) These goals are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our Form 10-K for the year ended June 30, 2016. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved, and the Company undertakes no duty to update its goals (2) The most directly comparable GAAP measure to adjusted EBITDA is earnings/(loss) from continuing operations. An example of the factors involved in the reconciliation is provided in an appendix to this presentation. Catalent’s Financial Objectives1,2 Jan 2017 (C) Catalent Inc. 2017 All rights reserved

Appendix 17

Adjusted EBITDA Reconciliation Actual (US $M) 2009 2010 2011 2012 2013 2014 2015 2016 Earnings / (loss) from continuing operations (197.6) (216.8) (29.1) 18.1 (50.9) 17.9 210.2 111.2 Interest expense, net 182.1 161.0 165.5 183.2 203.2 163.1 105.0 88.5 Income tax (benefit) / provision 16.9 1.4 23.7 0.5 27.0 49.5 (97.7) 33.7 Depreciation and amortization 124.6 117.6 115.4 129.7 152.2 142.9 140.8 140.6 Non-controlling interest 0.6 (2.6) (3.9) (1.2) 0.1 1.0 1.9 0.3 EBITDA from continuing operations 126.6 60.6 271.6 330.3 331.6 374.4 360.2 374.3 Non-cash stock compensation (0.3) 2.6 4.0 3.7 2.8 4.5 9.0 10.8 Impairment charges and (gain) / loss on sale of assets 139.5 214.8 3.6 1.8 5.2 3.2 4.7 2.7 Financing related expenses -- -- -- -- 16.9 11.0 21.8 -- US GAAP restructuring 11.3 17.7 12.5 19.5 18.4 19.7 13.4 9.0 Acquisition, integration and other special items 4.6 11.6 14.4 33.1 15.5 9.8 13.8 18.2 Property and casualty losses -- -- 11.6 (8.8) -- -- -- -- Foreign exchange (gain) / loss (18.7) (3.8) 25.5 (4.6) 5.7 (3.5) (2.7) (10.5) Other (non-cash) 10.8 10.5 10.6 13.2 16.6 13.2 22.9 (3.3) Total adjustments 147.2 253.4 82.2 57.9 81.1 57.9 82.9 26.9 Adjusted EBITDA 273.8 314.0 353.8 388.2 412.7 432.3 443.1 401.2 18Jan 2017 (C) Catalent Inc. 2017 All rights reserved

Our Offerings are Well-Aligned with Market Growth Accelerators



Increasingly complex pipeline: harder to formulate and deliver

- 75% current, ~90%+ of pre-clinical
- Broadest toolkit, proven know-how
- Extensive IP

Rapid growth in biologics drives dev't and manufacturing demand



- Key growth area: <5,000L BR capacity
- GPEx®, SMARTag® feed biomanufacturing
- New 3rd suite expansion



Fast-growing consumer market offers new opportunities

- Strong base – 35% of our FY'16 rev
- Limited US/Canada participation today
- Accucaps buy: fit-for-purpose capacity

Increasing outsourcing demand for development & CMC



- We lead CMC R&D – FY'16 rev up 19%
- Small/mid-cap pipeline, market share
- Large-cap in-house: do more with less

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